BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

(the “Fund”)

Supplement dated July 18, 2012

to the Prospectus dated May 1, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Capital Appreciation V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2008	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Jeffrey Lindsey, CFA, and Bryan Krause are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — BlackRock Capital Appreciation V.I. Fund” is deleted in its entirety and replaced with the following:

The Capital Appreciation Portfolio is managed by a team of financial professionals led by Jeffrey Lindsey, CFA, and Bryan Krause, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Lindsey, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2008	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock’s Large Cap Growth Equity team since 2002.
Bryan Krause	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2012	Director of BlackRock, Inc. since 2009; Portfolio Manager and Analyst for BlackRock’s Fundamental Large Cap Growth Equity team since 2002.

Shareholders should retain this Supplement for future reference.

PRO-VAR-CAVI-0712SUP